Exhibit 99.36

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-F

KEY PERFORMANCE FACTORS
July 31, 1999



Expected B Maturity 9/15/05


Blended Coupon 5.3477%


Excess Protection Level
3 Month Average   6.22%
July, 1999   6.08%
June, 1999   5.02%
May, 1999   7.55%


Cash Yield18.72%


Investor Charge Offs 4.97%


Base Rate 7.67%


Over 30 Day Delinquency 4.84%


Seller's Interest 9.75%


Total Payment Rate14.54%


Total Principal Balance$45,698,903,036.29


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,456,383,517.80